Exhibit 99.1

DUKE ENERGY Corporation

€600,000,000 3.10% SENIOR NOTES DUE 2028

€500,000,000 3.85% SENIOR NOTES DUE 2034

UNDERWRITING AGREEMENT

June 8, 2022

Barclays Bank PLC
BNP Paribas
Banco Santander, S.A.

Wells Fargo Securities International Limited

As Representatives of the several Underwriters
listed in the signature pages thereto and named in
Schedule A hereto

c/o	Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB

Ladies and Gentlemen:

1.    Introductory. DUKE ENERGY Corporation, a Delaware corporation (the “Corporation”), proposes, subject to the terms and conditions stated herein, to issue and sell (i) €600,000,000 aggregate principal amount of 3.10% Senior Notes due 2028 (the “2028 Notes”) and (ii) €500,000,000 aggregate principal amount of 3.85% Senior Notes due 2034 (the “2034 Notes ” and, together with the 2028 Notes, the “Notes”) to be issued pursuant to the provisions of an Indenture, dated as of June 3, 2008, (the “Original Indenture”) as supplemented from time to time by supplemental indentures, including the Twenty-seventh Supplemental Indenture, to be dated as of June 15, 2022 (the “Supplemental Indenture” and together with the Original Indenture, the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”). Barclays Bank PLC, BNP Paribas, Banco Santander, S.A. and Wells Fargo Securities International Limited (the “Representatives”) are acting as representatives of the several underwriters listed in the signature pages hereto and named in Schedule A hereto (together with the Representatives, the “Underwriters”). The Corporation understands that the several Underwriters propose to offer the Notes for sale upon the terms and conditions contemplated by (i) this Agreement and (ii) the Base Prospectus, the Preliminary Prospectus and the Permitted Free Writing Prospectus (each as defined below) issued at or prior to the Applicable Time (as defined below) (the documents referred to in the foregoing subclause (ii) are referred to herein as the “Pricing Disclosure Package”).

The Corporation and The Bank of New York Mellon, London Branch will execute and deliver a Paying Agency Agreement to be dated on or prior to the Closing Date (as defined below) (the “Paying Agency Agreement”), to appoint The Bank of New York Mellon, London Branch, as paying agent (the “Paying Agent”) and The Bank of New York Mellon, London Branch as registrar and transfer agent with respect to the Notes. The Notes will each be issued in the form of one or more permanent global securities (collectively, the “Global Notes”) registered in the name of a nominee (which may be the Paying Agent) of a common depositary located outside the United States for Clearstream Banking, S.A. (“Clearstream”), or Euroclear Bank SA/NV, as operator of the Euroclear System (“Euroclear”). The Notes will be issued in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

2.   Representations and Warranties of the Corporation. The Corporation represents and warrants to, and agrees with, the several Underwriters that:

(a)	A registration statement (No. 333-233896), including a prospectus, relating to the Notes and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Notes immediately prior to the Applicable Time included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Corporation and the Underwriters for the Notes pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus filed with the Commission on the date hereof by the Corporation; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Notes prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, prior to the date hereof; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Corporation filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. For purposes of this Agreement, the term “Applicable Time” means 12:20 p.m. (New York City time)/5:20 p.m. (London time) on the date hereof.

(b)	The Registration Statement, the Permitted Free Writing Prospectus specified on Schedule B hereto, the Preliminary Prospectus and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations; and (A) the Registration Statement, as of its original effective date and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at the Closing Date (as defined in Section 3), did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package, as of the Applicable Time, did not, (ii) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (iii) the Prospectus as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Permitted Free Writing Prospectus, the Preliminary Prospectus or the Prospectus.

(c)	The Permitted Free Writing Prospectus specified on Schedule B hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Corporation notified or notifies the Underwriters pursuant to Section 5(f) hereof did not, does not and will not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

(d)	At the earliest time the Corporation or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Notes, the Corporation was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations. The Corporation is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)	The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) on the Closing Date did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)	The compliance by the Corporation with all of the provisions of each of this Agreement and the Paying Agency Agreement has been duly authorized by all necessary corporate action and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its Principal Subsidiaries (as hereinafter defined) is a party or by which any of them or their respective property is bound or to which any of their properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the amended and restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the amended and restated By-Laws of the Corporation (the “By-Laws”) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or its Principal Subsidiaries or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Corporation of the transactions contemplated by this Agreement, except for the approval of the North Carolina Utilities Commission which has been received as of the date of this Agreement, the registration under the 1933 Act of the Notes, qualification under the Trust Indenture Act of 1939, as amended (the “1939 Act”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

(g)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(h)	The Paying Agency Agreement has been duly authorized and, when duly executed and delivered by the Corporation and The Bank of New York Mellon, London Branch, will constitute a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(i)	Each of Duke Energy Carolinas, LLC, a North Carolina limited liability company, Duke Energy Indiana, LLC, an Indiana limited liability company, Progress Energy, Inc., a North Carolina corporation, Duke Energy Progress, LLC, a North Carolina limited liability company, and Duke Energy Florida, LLC, a Florida limited liability company, is a “significant subsidiary” of the Corporation within the meaning of Rule 1-02 of Regulation S-X under the 1933 Act (herein collectively referred to, along with Duke Energy Ohio, Inc., an Ohio corporation and Piedmont Natural Gas Company, Inc., a North Carolina corporation, as the “Principal Subsidiaries”).

(j)	The Original Indenture has been duly authorized, executed and delivered by the Corporation and duly qualified under the 1939 Act and the Supplemental Indenture has been duly authorized and when executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture will constitute a valid and legally binding instrument of the Corporation enforceable against the Corporation in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(k)	The Notes have been duly authorized and when executed by the Corporation and when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes, except as set forth in paragraph (i) above.

(l)	Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2021 or any subsequent Quarterly Report on Form 10-Q of the Corporation or any Current Report on Form 8-K of the Corporation with an execution or a filing date after December 31, 2021, except to the extent that such agreement is no longer in effect or to the extent that neither the Corporation nor any subsidiary of the Corporation is currently a party to such agreement, are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Corporation.

(m)	The Corporation is not required to be qualified as a foreign corporation to transact business in Indiana, North Carolina, Ohio, South Carolina and Florida.

(n)	Any pro forma financial statements of the Corporation and its subsidiaries and the related notes thereto incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

3.   Purchase, Sale and Delivery of Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Corporation agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Corporation, at a purchase price of (i) 99.479% of the principal amount of the 2028 Notes plus accrued interest, if any, from June 15, 2022 (and in the manner set forth below) and (ii) 99.103% of the principal amount of the 2034 Notes plus accrued interest, if any, from June 15, 2022 (and in the manner set forth below), the respective principal amounts of Notes set forth opposite the names of the Underwriters in Schedule A hereto plus the respective principal amounts of additional Notes which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof.

Payment of the respective purchase prices and delivery of the Global Note(s) for the 2028 Notes and the 2034 Notes to be purchased by the Underwriters shall be made at the offices of Sidley Austin LLP, 787 Seventh Ave., New York, New York 10019 (or such other place as may be agreed to by the Corporation and the Representatives) at 10:00 a.m., London time, on June 15, 2022 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time and date as the Underwriters and the Corporation shall mutually agree (the time and date of such closing is called the “Closing Date”). The 2028 Notes and the 2034 Notes shall each be registered in the name of The Bank of New York Mellon, London Branch as nominee for The Bank of New York Mellon, London Branch, as common depositary (the “Common Depositary”) for Clearstream and Euroclear.

Barclays Bank PLC or such other Underwriter as the Corporation may direct to settle the Notes (the “Settlement Bank”) acknowledges that the Notes represented by the Global Notes will initially be credited to an account (the “Commissionaire Account”) for the benefit of the Settlement Bank the terms of which include a third-party beneficiary clause (‘stipulation pour autrui’) with the Corporation as the third-party beneficiary and provide that such Notes are to be delivered to others only against payment of the net subscription monies for the Notes (i.e. less the commissions and expenses to be deducted from the subscription monies in accordance with clause 5(n) below)) with any applicable transfer taxes payable under any state or federal law of the United States in connection with the sale of the 2028 Notes and the 2034 Notes duly paid by the Corporation into the Commissionaire Account on a delivery against payment basis. The Settlement Bank acknowledges that (i) the Notes represented by the Global Notes shall be held to the order of the Corporation as set out above and (ii) the net subscription monies for the Notes received in the Commissionaire Account (i.e. less the commissions and expenses deducted from the subscription monies in accordance with clause 5(n) below)) will be held on behalf of the Corporation until such time as they are transferred to the Corporations’ order. The Settlement Bank undertakes that the net subscription monies for the Notes (i.e. less the commissions and expenses deducted from the subscription monies in accordance with clause 5(n) below)) will be transferred to the Corporation’s order promptly following receipt of such monies in the Commissionaire Account. The Corporation acknowledges and accepts the benefit of the third-party beneficiary clause (‘stipulation pour autrui’) pursuant to the Belgian/Luxembourg Civil Code in respect of the Commissionaire Account.

It is understood that each Underwriter has authorized Barclays Bank PLC, for each Underwriter’s account, to accept delivery of, receipt for, and make payment of, as applicable, the respective principal amount of the 2028 Notes and the 2034 Notes which each Underwriter has agreed to purchase. Barclays Bank PLC, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the respective principal amount of the 2028 Notes and the 2034 Notes to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

The Global Note(s) for each of the 2028 Notes and the 2034 Notes will be made available for examination by the Representatives not later than 12:00 Noon, London time, on the last business day prior to the Closing Date. All other documents referred to herein that are to be delivered at the Closing Date shall be delivered at that time at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

4.   Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Notes for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.

5.    Covenants of the Corporation and the Underwriters. The Corporation covenants and agrees with the several Underwriters and the Underwriters covenant and agree with the Corporation (only with respect to subsection 5(n) that:

(a)	The Corporation will cause the Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters promptly of the filing of any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)	If at any time when a prospectus relating to the Notes (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Corporation promptly will prepare and file with the Commission an amendment, a supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)	The Corporation, during the period when a prospectus relating to the Notes is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)	Without the prior consent of the Underwriters, the Corporation has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Corporation, it has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Corporation pursuant to Rule 433 of the 1933 Act Regulations (“Rule 433”); any such free writing prospectus (which shall include the pricing term sheet referred to in Section 5(e) below), the use of which has been consented to by the Corporation and the Underwriters, is specified on Item 3 of Schedule B and herein is called the “Permitted Free Writing Prospectus.” The Corporation represents that it has treated or agrees that it will treat the Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to the Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(e)	The Corporation agrees to prepare a pricing term sheet specifying the terms of the Notes not contained in the Preliminary Prospectus, substantially in the form of Schedule C hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof.

(f)	The Corporation agrees that if at any time following the issuance of the Permitted Free Writing Prospectus any event occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Corporation will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission.

(g)	The Corporation will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)	The Corporation will furnish to you, without charge, copies of the Registration Statement (four of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may reasonably request.

(i)	The Corporation will arrange or cooperate in arrangements, if necessary, for the qualification of the Notes for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Corporation shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any state where it is not now so subject.

(j)	The Corporation will cooperate with the Underwriters and use its best efforts to permit the Notes to be eligible for clearance and settlement through the facilities of Clearstream and Euroclear.

(k)	The Corporation will use its commercially reasonable efforts to cause the Notes to be listed, subject to notice of official issuance, for trading on The New York Stock Exchange LLC (the “NYSE”) within 30 days after the Closing Date.

(l)	Neither the Corporation nor its affiliates, nor any persons acting on any of their behalf, has taken or will take, directly or indirectly, any action designed to cause or to result in, or that has caused or resulted or which might reasonably be expected to cause or result in, the stabilization in violation of applicable laws or manipulation of the price of any debt security of the Corporation to facilitate the sale or resale of any Notes, other than with respect to Barclays Bank PLC’s appointment as Stabilizing Manager (as defined below).

(m)	The Corporation will pay all expenses incident to the performance of its obligations under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Notes, (iii) the issuance and delivery of the Notes as specified herein, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Notes under the securities laws of any jurisdiction in accordance with the provisions of Section 5(i) and in connection with the preparation of any Blue Sky Survey, such fees not to exceed $5,000, (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of the Preliminary Prospectus, of the Prospectus, of the Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the Notes, (vii) any fees and expenses in connection with the listing of the Notes on the NYSE, (viii) any filing fee required by the Financial Industry Regulatory Authority, Inc., (ix) the fees and expenses of the Trustee and the Paying Agent, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (x) the fees (including, but not limited to, any application fees) and expenses incurred in connection with the application, approval and admittance of the Notes for book-entry transfer through the facilities of Clearstream and Euroclear and (xi) the costs and expenses of the Corporation relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Corporation, travel and lodging expenses of the Underwriters and officers of the Corporation and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (xi).

(n)	Except as provided in subsection 5(m) and Section 7, the Underwriters shall pay the fees and disbursements of their counsel, and the Company shall have no liability for such fees and disbursements. Each Underwriter agrees to pay the portion of such expenses payable by the Underwriters represented by such Underwriter’s pro rata share (based on the proportion that the sum of the principal amount of the 2028 Notes and the principal amount of the 2034 Notes set forth opposite such Underwriter’s name in Schedule A hereto bears to the sum of the aggregate principal amount of the 2028 Notes and the aggregate principal amount of the 2034 Notes, respectively, set forth opposite the names of all Underwriters) of the offering and sale of the 2028 Notes and the 2034 Notes (with respect to each Underwriter, the “Pro Rata Expenses”). Notwithstanding anything contained in the International Capital Market Association Primary Market Handbook, each Underwriter hereby agrees that the Settlement Lead Manager (as defined below) may allocate the Pro Rata Expenses to the account of such Underwriter for settlement of accounts (including payment of such Underwriter’s fees by the Settlement Lead Manager) as soon as practicable but in any case no later than 90 days following the Closing Date.

6.   Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Corporation herein, to the accuracy of the statements of officers of the Corporation made pursuant to the provisions hereof, to the performance by the Corporation of its obligations hereunder and to the following additional conditions precedent:

(a)	The Prospectus shall have been filed by the Corporation with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and the Permitted Free Writing Prospectus shall have been filed by the Corporation with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with, Rule 433.

(b)	At or after the Applicable Time and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Corporation or you, shall be threatened by the Commission.

(c)	At or after the Applicable Time and prior to the Closing Date, the rating assigned by Moody’s Investors Service, Inc. or S&P Global Ratings (or any of their successors) to any debt securities or preferred stock of the Corporation as of the date of this Agreement shall not have been lowered.

(d)	Since the respective most recent dates as of which information is given in the Pricing Disclosure Package and the Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Corporation, financial or otherwise, except as reflected in or contemplated by the Pricing Disclosure Package and the Prospectus, and, since such dates and up to the Closing Date, there shall not have been any material transaction entered into by the Corporation other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)	You shall have received an opinion of Robert T. Lucas III, Esq., Deputy General Counsel of Duke Energy Business Services LLC, the service company subsidiary of the Corporation (who in such capacity provides legal services to the Corporation), or other appropriate counsel reasonably satisfactory to the Representatives (which may include the Corporation’s other “in-house” counsel), dated the Closing Date, to the effect that:

(i)	Each of Duke Energy Ohio, Inc., Progress Energy, Inc. and Piedmont Natural Gas Company, Inc., has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation and has the respective corporate power and authority and foreign qualifications necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus. Each of Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC and Duke Energy Progress, LLC has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of North Carolina, the State of Florida, the State of Indiana and the State of North Carolina, respectively, and has full limited liability company power and authority necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus.

(ii)	Each of the Corporation and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Corporation and its subsidiaries taken as a whole.

(iii)	The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(iv)	The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Corporation or any of its Principal Subsidiaries or any of their respective properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)	This Agreement and the Paying Agency Agreement have each been duly authorized, executed and delivered by the Corporation.

(vi)	The execution, delivery and performance by the Corporation of this Agreement, the Paying Agency Agreement and the Indenture and the issue and sale of the Notes will not violate or contravene any of the provisions of the Certificate of Incorporation or By-Laws of the Corporation or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Corporation or any of its Principal Subsidiaries or any of their respective property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Corporation or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of its property or assets is subject, which affects in a material way the Corporation’s ability to perform its obligations under this Agreement, the Paying Agency Agreement, the Indenture and the Notes.

(vii)	The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Corporation, enforceable against the Corporation in accordance with its terms.

(viii)	The Notes have been duly authorized, executed and issued by the Corporation and, when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes.

(ix)	No consent, approval, authorization, order, registration or qualification is required to authorize, or for the Corporation to consummate the transactions contemplated by this Agreement and the Paying Agency Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters and except as required in Condition No. 7.6 of the order of the North Carolina Utilities Commission dated September 29, 2016, in Docket Nos. E-7, Sub 1100, E-2, Sub 1095, and G-9, Sub 682, which consent has been obtained.

Such counsel may state that such counsel’s opinions in paragraphs (vii) and (viii) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and by general principles of equity (whether enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Such counsel shall state that nothing has come to such counsel’s attention that has caused such counsel to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations. Such counsel shall also state that nothing has come to such counsel’s attention that has caused such counsel to believe that (i) the Registration Statement, as of the effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus, as of its date or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial and accounting data contained or incorporated by reference therein or excluded therefrom, including with respect to compliance with XBRL interactive data requirements, (ii) the statement of the eligibility and qualification of the Trustee included in the Registration Statement (the “Form T-1”) or (iii) the information in the Pricing Disclosure Package and the Prospectus under the caption “Form and Denominations.”

In rendering the foregoing opinion, such counsel may state that such counsel does not express any opinion concerning any law other than the law of the State of North Carolina or, to the extent set forth in the foregoing opinions, the federal securities laws and may rely as to all matters of the laws of the States of South Carolina, Ohio, Indiana and Florida on appropriate counsel reasonably satisfactory to the Representatives, which may include the Corporation’s other “in-house” counsel). Such counsel may also state that such counsel has relied as to certain factual matters on information obtained from public officials, officers of the Corporation and other sources believed by such counsel to be reliable.

(f)	You shall have received an opinion of Hunton Andrews Kurth LLP, counsel to the Corporation, dated the Closing Date, to the effect that:

(i)	The Corporation has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

(ii)	The Corporation has the corporate power and corporate authority to execute and deliver this Agreement, the Paying Agency Agreement and the Supplemental Indenture and to consummate the transactions contemplated hereby.

(iii)	This Agreement and the Paying Agency Agreement have each been duly authorized, executed and delivered by the Corporation.

(iv)	The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms.

(v)	The Notes have been duly authorized and executed by the Corporation, and, when duly authenticated by the Trustee and issued and delivered by the Corporation against payment therefor in accordance with the terms of this Agreement and the Indenture, the Notes will constitute valid and binding obligations of the Corporation, entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms.

(vi)	The statements set forth (i) under the caption “Description of Debt Securities” (other than under the caption “Global Securities”) that are included in the Base Prospectus and (ii) under the caption “Description of the Notes” in the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize certain provisions of the Indenture, the Paying Agency Agreement and the Notes, fairly summarize such provisions in all material respects.

(vii)	The statements set forth under the caption “U.S. Federal Income Tax Considerations,” in the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to constitute summaries of matters of United States federal income tax law, constitute accurate and complete summaries, in all material respects, subject to the qualifications set forth therein.

(viii)	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement, the Paying Agency Agreement and the Indenture by the Corporation or the consummation by the Corporation of the transactions contemplated hereby, except for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Corporation pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Corporation) in the transactions contemplated by this Agreement and the Paying Agency Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties and “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of North Carolina, the State of New York or the State of Delaware or the United States of America having jurisdiction over the Corporation under Applicable Law but excluding the North Carolina Utilities Commission, the New York State Public Service Commission and the Delaware Public Service Commission.

(ix)	The Corporation is not and, solely after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(x)	The execution and delivery by the Corporation of this Agreement, the Paying Agency Agreement and the Indenture and the consummation by the Corporation of the transactions contemplated hereby, including the issuance and sale of the Notes, will not (i) conflict with the Certificate of Incorporation or the By-Laws, (ii) constitute a violation of, or a breach of or default under, the terms of any of the contracts set forth on Schedule D hereto or (iii) violate or conflict with, or result in any contravention of, any Applicable Law of the State of New York or the General Corporation Law of the State of Delaware. Such counsel shall state that it does not express any opinion, however, as to whether the execution, delivery or performance by the Corporation of this Agreement, the Paying Agency Agreement or the Indenture will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results or operations of the Corporation or any of its subsidiaries. “Applicable Law” means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the States of New York and North Carolina and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than the United States federal securities laws, state securities or Blue Sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc., the North Carolina Public Utilities Act, the rules and regulations of the North Carolina Utilities Commission and the New York State Public Service Commission and the New York State Public Service Law), but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation.

(xi)	The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Underwriting (Conflicts of Interest),” insofar as such statements purport to summarize certain provisions of this Agreement, fairly summarize such provisions in all material respects.

You shall also have received a statement of Hunton Andrews Kurth LLP, dated the Closing Date, to the effect that:

(i) no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Corporation under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the Preliminary Prospectus Supplement that forms a part of the Pricing Disclosure Package and the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom including, with respect to compliance with XBRL interactive data requirements), (ii) no facts have come to such counsel’s attention that have caused such counsel to believe that each of the Registration Statement, at the Applicable Time, and the Prospectus, as of its date, appeared on its face, not to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including with respect to compliance with XBRL interactive data requirements, or that part of the Registration Statement that constitutes the statement of eligibility on the Form T-1) and (iii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or with respect to compliance with XBRL interactive data requirements, or that part of the Registration Statement that constitutes the statement of eligibility on the Form T-1). Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including with respect to compliance with XBRL interactive data requirements).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of the Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been filed with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations. Such statement shall further state that assuming the accuracy of the representations and warranties of the Corporation set forth in Section 2(d) of this Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations and, pursuant to Section 309 of the Trust Indenture Act of 1939, as amended (the “1939 Act”), the Indenture has been qualified under the 1939 Act, and that based solely on such counsel’s review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

Hunton Andrews Kurth LLP may state that its opinions in paragraphs (v) and (vi) are subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). In addition, such counsel may state that it has relied as to certain factual matters on information obtained from public officials, officers and representatives of the Corporation and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

(g)	You shall have received a letter from Sidley Austin llp, counsel for the Underwriters, dated the Closing Date, with respect to such opinions and statements as you may reasonably request, and the Corporation shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

(h)	At or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Corporation, on the NYSE or the London Stock Exchange plc; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Corporation as provided in Section 5(j) hereof.

(i)	You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Corporation, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Corporation in this Agreement are true and correct as of the Closing Date, that the Corporation has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that the conditions specified in Section 6(c) and Section 6(d) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(j)	At the time of the execution of this Agreement, you shall have received a letter dated such date, in form and substance satisfactory to you, from Deloitte & Touche LLP, the Corporation’s independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or shareholders’ equity, change in the Corporation’s common stock, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement when compared with the corresponding period from the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)	At the Closing Date, you shall have received from Deloitte & Touche LLP, a letter dated as of the Closing Date, to the effect that it reaffirms the statements made in the letter furnished pursuant to subsection (j) of this Section 6, except that the specified date referred to shall be not more than three business days prior to the Closing Date.

(l)	At the Closing Date, the Paying Agent will have been duly appointed by the Corporation to serve as, and will be, a paying agent for the Notes under the Indenture, and the Paying Agent will have duly accepted such appointment under the Paying Agency Agreement.

(m)	At the Closing Date, the Notes shall be eligible for clearance and settlement through the facilities of Clearstream and Euroclear.

(n)	At the Closing Date, the Corporation shall have applied to list the Notes on the NYSE.

The Corporation will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

7.   Indemnification. (a)  The Corporation agrees to indemnify and hold harmless each Underwriter, their respective officers and directors, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

(i)	against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto), the Permitted Free Writing Prospectus or any issuer free writing prospectus as defined in Rule 433 of the 1933 Act Regulations, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus;

(ii)	against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Corporation; and

(iii)	against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this subsection 7(a).

In no case shall the Corporation be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Corporation shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Corporation shall not relieve it from any liability which it may have otherwise than under subsections 7(a) and 7(d). The Corporation shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Corporation and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Corporation and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Corporation and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Corporation shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Corporation agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Corporation within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Notes.

(b)	Each Underwriter severally and not jointly agrees that it will indemnify and hold harmless the Corporation, its directors and each of the officers of the Corporation who signed the Registration Statement and each person, if any, who controls the Corporation within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section 7, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus. In case any action shall be brought against the Corporation or any person so indemnified based on the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Corporation, and the Corporation and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section 7.

(c)	No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)	If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Corporation bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

8.   Default by One or More of the Underwriters. (a)  If any Underwriter shall default in its obligation to purchase the principal amount of the 2028 Notes or the 2034 Notes, as applicable, which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase any or all of the 2028 Notes and/or the 2034 Notes, as applicable, on the terms contained herein. If within twenty-four hours after such default by any Underwriter you do not arrange for the purchase of such Notes, then the Corporation shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to you to purchase such Notes on such terms. In the event that, within the respective prescribed periods, you notify the Corporation that you have so arranged for the purchase of such Notes, or the Corporation notifies you that it has so arranged for the purchase of such Notes, you or the Corporation shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

(b)	If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate amount of such Notes which remains unpurchased does not exceed one-tenth of the aggregate amount of all the Notes to be purchased at such Closing Date, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the amounts of Notes which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amounts of Notes which such Underwriter agreed to purchase hereunder) of the Notes of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate amount of such Notes which remains unpurchased exceeds one-tenth of the aggregate amount of all the Notes to be purchased at such Closing Date, or if the Corporation shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Notes of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation as provided in Section 5(j) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

9. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Corporation or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Corporation, or any of their respective officers or directors or any controlling person referred to in Section 7 hereof, and will survive delivery of and payment for the Notes.

10. Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Corporation shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

11. No Fiduciary Relationship. The Corporation acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Corporation on the one hand and the Underwriters on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Corporation or its shareholders, creditors, employees, or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Corporation with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Corporation on other matters) and no Underwriter has any obligation to the Corporation with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Corporation, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Corporation has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

12. Recognition of the U.S. Special Resolution Regimes.

(i)	In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)	In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 12:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

13. Contractual Recognition of Bail-In. Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between any of the parties hereto, each of the parties acknowledges and accepts that a BRRD Liability (as defined below) of a BRRD Party (as defined below) hereto arising under this Agreement may be subject to the exercise of Bail-in Powers (as defined below) by the Relevant Resolution Authority (as defined below), and acknowledges, accepts and agrees to be bound by:

(a)	the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of a BRRD Party, that (without limitation) may include and result in any of the following, or some combination thereof:

a)            the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

b)          the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of another person, and the issue to or conferral on it of such shares, securities or obligations;

c)          the cancellation of the BRRD Liability; or

d)         the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(b)	the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority (as defined below), to give effect to the exercise of any Bail-in Powers by the Relevant Resolution Authority.

For the purposes of this Section 13,

“Bail-in Legislation” means (a) in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD (as defined below), the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule (as defined below) from time to time and (b) in relation to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings);

“Bail-in Powers” means (a) in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, any write-down, conversion, transfer, modification, suspension or similar or related power existing from time to time under, and exercised in compliance with, any applicable laws, regulations, rules or requirements pursuant to the applicable Bail-in Legislation and (b) in relation to the United Kingdom, any powers of the Relevant Resolution Authority under the Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms;

“BRRD Liability” has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the applicable Bail-in Legislation;

“BRRD Party” means any party hereto that is subject to Bail-in Powers;

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time; and

“Relevant Resolution Authority” means, in relation to any BRRD Party, the resolution authority with the ability to exercise any Bail-in Powers as defined in this Section 13.

14. ICMA Agreement Among Managers. The execution of this Agreement on behalf of all parties hereto will constitute the acceptance by each Underwriter of the International Capital Market Association Standard Form Agreement Among Managers Version 1/ New York Law Schedule (the “AAM”) as amended herein and the Underwriters further agree that references in the AAM to the “Managers” shall mean the Underwriters, references to “Lead Managers” shall mean the Representatives, references to the “Settlement Lead Manager” shall mean Barclays Bank PLC, references to the “Stabilisation Coordinator” shall mean Barclays Bank PLC and references to the “Subscription Agreement” shall mean this Agreement. As applicable to the Underwriters, Clause 3 of the AAM shall be deemed to be deleted in its entirety and replaced with Section 8 of this Agreement.

15.  Stabilizing Manager. The Corporation hereby authorizes Barclays Bank PLC in its role as stabilizing manager (the “Stabilizing Manager”) to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Delegated Regulation (EU) 2016/1052 of 8 March 2016. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Notes at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Corporation and any loss resulting from over-allotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Any stabilizing action may begin on or after the date on which adequate public disclosure of the terms of the Notes takes place and, if begun, may be discontinued at any time, but must end no later than the earlier of 30 days after the issue date of the Notes and 60 days after the date of the allotment of the Notes. Nothing contained in this paragraph shall be construed so as to require the Corporation to issue in excess of the aggregate principal amount of Notes specified in Schedule A hereto. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.

16.  UK MiFIR Product Governance Rules. Solely for the purposes of the requirements of 3.2.7R of the FCA Handbook Product Intervention and Product Governance Sourcebook (the “UK MiFIR Product Governance Rules”) regarding the mutual responsibilities of manufacturers under the UK MiFIR Product Governance Rules:

(a)          each of BNP Paribas, Barclays Bank PLC and Wells Fargo Securities International Limited (each a “UK Manufacturer” and together the “UK Manufacturers”) acknowledges to each other UK Manufacturer that it understands the responsibilities conferred upon it under the UK MiFIR Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Notes and the related information set out in the Prospectus and any announcements in connection with the Notes; and

(b)          the Corporation and each Underwriter which is not a UK Manufacturer note the application of the UK MiFIR Product Governance Rules and acknowledge the target market and distribution channels identified as applying to the Notes by the UK Manufacturers and the related information set out in the Prospectus and any announcements in connection with the Notes.

17.  MiFID Product Governance Rules. Solely for the purposes of the requirements of Article 9(8) of the MiFID Product Governance rules under EU Delegated Directive 2017/593, as amended (the "Product Governance Rules") regarding the mutual responsibilities of manufacturers under the Product Governance Rules:

(a)         Banco Santander, S.A (the "Manufacturer") understands the responsibilities conferred upon it under the Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Notes and the related information set out in the Prospectus and any announcements in connection with the Notes; and the Corporation and each Underwriter which is not a Manufacturer note the application of the Product Governance Rules and acknowledge the target market and distribution channels identified as applying to the Notes by the Manufacturer and the related information set out in the Prospectus and any announcements in connection with the Notes.

18. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, United Kingdom, Attention Debt Syndicate, Email: LeadManagedBondNotices@barclayscorp.com, Telephone: +44 (0) 20 7773 9098; BNP Paribas, 16, boulevard des Italiens, 75009 Paris, France, Attention: Fixed Income Syndicate, Email: dl.syndsupportbonds@bnpparibas.com,        Stephen.arcuri@us.bnpparibas.com, pasquale.perraglia@us.bnpparibas.com; Banco Santander, S.A., 28660 Boadilla del Monte, Madrid, Spain, Attention Head of Debt Capital Markets, Email: syndicate@santandercrib.co.uk, Telephone: +34 91 257-2029; Wells Fargo Securities International Limited, 33 King William Street, London EC4R 9AT, Attention: DCM & Syndicate, Email: DCMLondon@wellsfargo.com, Telephone: +44 20 3942-8530; or, if sent to the Corporation, will be mailed or telecopied and confirmed to it at 526 South Church Street, Charlotte, NC 28202, (Telephone: (704) 382-5826), attention of Assistant Treasurer. Any such communications shall take effect upon receipt thereof.

19. Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

20. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Corporation and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

21. Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, the Indenture or the Notes shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

22. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

23. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Corporation with respect to any sum due from the Corporation to any Underwriter or any person controlling any Underwriter or any affiliate or selling agent of any Underwriter, as the case may be, shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person or affiliate or selling agent of such Underwriter of any sum in such other currency, and only to the extent that such Underwriter or controlling person or affiliate or selling agent of such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person or affiliate or selling agent of such Underwriter, as the case may be, hereunder, the Corporation agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person or affiliate or selling agent of such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person or affiliate or selling agent of such Underwriter hereunder, such Underwriter or controlling person or affiliate or selling agent of such Underwriter, as the case may be, shall pay to the Corporation an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person or affiliate or selling agent of such Underwriter hereunder.

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this Agreement and such confirmation and acceptance will become a binding agreement between the Corporation, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.

Very truly yours,

Duke Energy Corporation

By:	/s/ Chris R. Bauer
	Name:	Chris R. Bauer
	Title:	Assistant Treasurer

[Remainder of page left blank intentionally]

A-1

The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first above written.

Barclays Bank PLC BNP Paribas Banco Santander, S.A. Wells Fargo Securities International Limited

For themselves and as Representatives of the Underwriters listed in the signature pages hereto and named in Schedule A hereto.

Barclays Bank PLC

By:	/s/ Lindsey VanEgmond
	Name:	Lindsey VanEgmond
	Title:	Managing Director

Bnp paribas

By:	/s/ Katie Ahern
	Name:	Katie Ahern
	Title:	Authorised Signatory

By:	/s/ Vikas Katyal
	Name:	Vitas Katyal
	Title:	Authorised Signatory

Banco santander, s.a.

By:	/s/ Matthias d’Haene
	Name:	Mattias d’Haene
	Title:	DCM Executive Director

By:	/s/ Alexis Rohr
	Name:	Alexis Rohr
	Title:	DCM

2

Wells fargo securities international limited

By:	/s/ Damon Mahon
	Name:	Damon Mahon
	Title:	Managing Director

3

citigroup global markets limited

By:	/s/ Konstantinos Chryssanthopoulos
	Name:	Kostantinos Chryssanthopoulos
	Title:	Delegated Signatory

4

scotiabank (Ireland) Designated Activity Company

By:	/s/ Pauline Donohoe
	Name:	Pauline Donohoe
	Title:	MD, Head CM, SIDAC

By:	/s/ Nicola Vavasour
	Name:	Nicola Vavasour
	Title:	CEO, SIDAC

5

the toronto-dominion bank

By:	/s/ Frances Watson
	Name:	Frances Watson
	Title:	Director, Transaction Management Group

6

truist securities, inc.

By:	/s/ Rob Nordlinger
	Name:	Rob Nordlinger
	Title:	Director

7

SCHEDULE A

Underwriter	Principal Amount of 2028 Notes	Principal Amount of 2034 Notes
Barclays Bank PLC	€90,000,000	€75,000,000
BNP Paribas	90,000,000	75,000,000
Banco Santander, S.A.	90,000,000	75,000,000
Wells Fargo Securities International Limited	90,000,000	75,000,000
Citigroup Global Markets Limited	60,000,000	50,000,000
Scotiabank (Ireland) Designated Activity Company	60,000,000	50,000,000
The Toronto-Dominion Bank	60,000,000	50,000,000
Truist Securities, Inc.	60,000,000	50,000,000
Total	€600,000,000	€500,000,000

8

SCHEDULE B

PRICING DISCLOSURE PACKAGE

1)            Base Prospectus

2)            Preliminary Prospectus Supplement dated June 8, 2022

3)            Permitted Free Writing Prospectus

a)            Pricing Term Sheet attached as Schedule C hereto

B-1

SCHEDULE C

Filed pursuant to Rule 433
June 8, 2022
Relating to
Preliminary Prospectus Supplement dated June 8, 2022
to
Prospectus dated September 23, 2019
Registration Statement No. 333-233896

Duke Energy Corporation

€600,000,000 3.10% Senior Notes due 2028

€500,000,000 3.85% Senior Notes due 2034

Pricing Term Sheet

Issuer:	Duke Energy Corporation (the “Issuer”)
Trade Date:	June 8, 2022
Settlement:	June 15, 2022 (T+5)
Security Description:	3.10% Senior Notes due 2028 (the “2028 Notes”) 3.85% Senior Notes due 2034 (the “2034 Notes” and together with the 2028 Notes, the “Notes”)
Ranking:	Senior, Unsecured
Offering Format:	SEC Registered
Principal Amount:	2028 Notes: €600,000,000 2034 Notes: €500,000,000
Interest Payment Dates:	Payable annually in arrears on June 15 of each year, beginning on June 15, 2023
Day Count Convention:	Actual/Actual (ICMA)
Maturity Date:	2028 Notes: June 15, 2028 2034 Notes: June 15, 2034
Mid-Swaps Yield:	2028 Notes: 1.827% 2034 Notes: 2.142%
Spread to Mid-Swap:	2028 Notes: + 130 basis points 2034 Notes: + 175 basis points
Benchmark Government Security:	2028 Notes: DBR 0.500% due February 15, 2028 2034 Notes: DBR 0.000% due February 15, 2032

Benchmark Government Security Yield:	2028 Notes: 1.135% 2034 Notes: 1.349%
Spread to Benchmark Government Security:	2028 Notes: + 199.2 bps 2034 Notes: + 254.3 bps
Yield to Maturity:	2028 Notes: 3.127% 2034 Notes: 3.892%
Coupon:	2028 Notes: 3.10% 2034 Notes: 3.85%
Price to the Public:	2028 Notes: 99.854% per 2028 Note (plus accrued interest, if any, from June 15, 2022) 2034 Notes: 99.603% per 2034 Note (plus accrued interest, if any, from June 15, 2022)
Optional Redemption:

The Issuer may redeem the Notes prior to March 15, 2028 in the case of the 2028 Notes and March 15, 2034 in the case of the 2034 Notes, in whole, at any time, or in part, from time to time, at the Issuer’s option, for cash, at a redemption price equal to the greater of: (1) 100% of the principal amount of the applicable series of Notes to be redeemed; or (2) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal, premium, if any, and interest thereon (not including any portion of such payments of interest accrued to the date of redemption) to March 15, 2028 with respect to the 2028 Notes, and March 15, 2034 with respect to the 2034 Notes, discounted to the date of redemption on an annual basis (Actual/Actual (ICMA) at the Comparable Government Bond Rate), plus 30 basis points with respect to the 2028 Notes and 40 basis points with respect to the 2034 Notes, plus accrued and unpaid interest thereon to, but not including, the date of redemption.

On or after March 15, 2028 in the case of the 2028 Notes and March 15, 2034 in the case of the 2034 Notes, the Issuer may redeem the applicable series of Notes, in whole, at any time, or in part, from time to time, at our option, for cash, at a redemption price equal to 100% of the principal amount of such series of notes, plus accrued and unpaid interest to, but not including, the redemption date.

Optional Tax Redemption:	The Issuer may redeem each series of Notes for cash in whole, but not in part, at the redemption price of 100% of their outstanding principal amount, plus accrued and unpaid interest to, but not including, the redemption date, if certain tax events occur that would obligate us to pay additional amounts. See “Description of the Notes—Payment of Additional Amounts” in the Preliminary Prospectus Supplement for further terms and provisions applicable to redemption of the Notes under these circumstances.

Denominations:	€100,000 or any integral multiple of €1,000 in excess thereof
CUSIP:	2028 Notes: 26441C BQ7 2034 Notes: 26441C BR5
ISIN:	2028 Notes: XS2488626610 2034 Notes: XS2488626883
Common Code:	2028 Notes: 248862661 2034 Notes: 248862688
Legal Entity Identifier:	I1BZKREC126H0VB1BL91
Stabilization:	FCA/ICMA
Listing:	The Issuer intends to apply to list the Notes on the New York Stock Exchange.
Joint Book-Running Managers:	Barclays Bank PLC
BNP Paribas
Banco Santander, S.A.
Wells Fargo Securities International Limited
Citigroup Global Markets Limited
Scotiabank (Ireland) Designated Activity Company
The Toronto-Dominion Bank
Truist Securities, Inc.

Terms used herein but not defined herein shall have the respective meanings as set forth in in the Issuer’s Preliminary Prospectus Supplement dated June 8, 2022.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Bank PLC toll-free at (888) 603-5847; BNP Paribas toll-free at 1 (800) 854-5674; Banco Santander, S.A. at +34-91-257-2029; or Wells Fargo Securities International Limited at +44 20 3942 8530.

MiFID II and UK MiFIR – professionals/ECPs-only / No PRIIPs or UK PRIIPs KID – Manufacturer target market (MiFID II and UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs or UK PRIIPs key information document (KID) has been prepared as not available to retail in EEA or UK.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT BY BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Schedule D

Amended and Restated Credit Agreement, dated as of March 18, 2022, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender and Wells Fargo Securities, LLC, as Joint Lead Arranger, Joint Bookrunner and Sustainability Structuring Agent.

Term Loan Credit Agreement, dated as of March 9, 2022, among the Duke Energy Corporation, as Borrower, certain Lenders from time to time parties thereto, and The Bank of Nova Scotia as Administrative Agent and Coordinating Lead Arranger.

C-4